UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2015

Commission File Number 333-194047

Eteris B.V.

(Exact Name Of Registrant As Specified In Charter)

The Netherlands	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Kerkenbos 1015, Unit C, 6546 BB Nijmegen, The Netherlands	+81-3-5561-7000
(Address of Principal Executive Offices, Including Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On February 26, 2015, Eteris B.V. (the “Company”), Tokyo Electron Limited (“TEL”), and Applied Materials, Inc. (“Applied”) entered into Amendment No. 2 to Business Combination Agreement (the “Second Amendment”), which amends their previously reported Business Combination Agreement (as amended from time to time, the “BCA”), dated as of September 24, 2013, by and among Applied, TEL and (by joinder) the Company.

The Second Amendment provides that the “End Date” (as such term is defined in the BCA) has been extended from March 24, 2015 to June 30, 2015. The End Date is the date after which either Applied or TEL may terminate the BCA if the Business Combination (as such term is defined in the BCA) has not yet occurred.

Other than as expressly modified pursuant to the Amendment, the BCA remains in full force and effect. The foregoing description of BCA, the Amendment and the Amended BCA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the BCA attached as Exhibit 2.2 to the Company’s Registration Statement on Form S-4 (File No. 333-194047) filed with the SEC on May 9, 2014, and the full text of the Amendment attached as Exhibit 2.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, including but not limited to those regarding the proposed business combination between Applied and TEL and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the business combination will be consummated. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the business combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the business combination, including the ability to secure regulatory approvals in a timely manner or at all; the possibility of litigation (including related to the transaction itself); Applied’s and TEL’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies, savings and growth expected to result from the business combination; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied’s and TEL’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in the Company’s and Applied’s and TEL’s filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, the Company undertakes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to Business Combination Agreement, dated as of February 26, 2015, by and among Applied, TEL and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETERIS B.V.

By:	/s/ Tetsuro Higashi
Tetsuro Higashi
Managing Director

Date: February 26, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Amendment No. 2 to Business Combination Agreement, dated as of February 26, 2015, by and among Applied Materials, Inc., Tokyo Electron Limited and Eteris B.V.